Portland General Electric EARNINGS CONFERENCE CALL FIRST QUARTER 2022 Exhibit 99.2

Cautionary statement Information Current as of April 28, 2022 Except as expressly noted, the information in this presentation is current as of April 28, 2022 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," “based on,” "believes," "conditioned upon," “considers,” "estimates," "expects," "intends," “needs,” “plans,” “promises,“ “seeks,” "should," “subject to,” “targets,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of various legal and regulatory actions; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE’s jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, including interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company’s strategic plan as currently envisioned; general economic and financial market conditions, including inflation; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or third party liability; cyber security breaches of the Company's customer information system or operating systems, data security breaches, or acts of terrorism, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent due to the novel corona virus disease (COVID-19) mandates and turnover due to macroeconomic trends; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; and widespread health emergencies or outbreaks of infectious diseases such as COVID-19, including potential vaccination mandates, which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties to which the Company are subject to are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • 2022 General Rate Case • Financial and operational highlights • 2021 RFP update Financial Update Jim Ajello, Senior VP of Finance, CFO and Treasurer • 2022 General Rate Case • Economic update • First quarter 2022 earnings • Capital investments • Liquidity and financing • 2021 RFP shortlist

$0.67 Q1 Q2 Q3 Q4 Quarterly Diluted EPS (1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected (2) Q2-Q4 2022 estimate based on 2022 earnings guidance First quarter 2022 financial results 4 Q1 2022 Q1 2021 Net income (in millions) $60 $96 Diluted earnings per share (EPS) $0.67 $1.07 Revising • 2022 earnings guidance from $2.75 to $2.90 to $2.50 to $2.65 per diluted share Reaffirming • 4% to 6% long-term EPS growth, 2019 base year • 5% to 7% long-term dividend growth (1) • 2022 load growth of 2% to 2.5%, weather adjusted • Long-term load growth of 1.5% $1.83 - $1.98(2) Q3 $1.07 $0.36 $0.56 $0.73 Q1 Q2 Q3 Q4 Quarterly Diluted EPS 2021 Diluted EPS $2.72 2022 Earnings Guidance $2.50 - $2.65

2022 General Rate Case conclusion Rate Case Key Terms – Final Order 22-129 – Rates Effective May 9, 2022 Average Rate Base $5.6 Billion Average Rate Base Increase $814 million, 17% ROE 9.5% Capital Structure 50/50 Cost of Debt 4.125% Cost of Capital 6.83% Revenue Requirement Increase $74 million, including $64 million for power costs Other Key Terms • Accelerated depreciation of Colstrip to 2025 and established a separate revenue requirement • Full recovery of Integrated Operations Center • Faraday Repowering project, separate proceeding needed to resolve • Earnings test applied to Boardman, 2020 wildfire restoration and February 2021 storm deferrals • Level III outage mechanism updated to allow negative balance • Elimination of decoupling mechanism 5

First quarter 2022 earnings bridge 6 Q1 2021 EPS Retail revenues Net Variable Power Costs Operating expense Q1 2022 EPS Prior year local tax flow- through adjustment Depreciation and amortization Capital deferral and other Interest expense Non-qualified benefit trust 2020 Wildfire and COVID deferral reversal

$135 $120 $120 $120 $120 $375 $430 $430 $430 $430 $140 $100 $100 $100 $100 $35 2022 2023 2024 2025 2026 Capital expenditures forecast Generation Transmission and Distribution General Business and Technology Integrated Operations Center $650 $685 $650$650 Note: Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast. Reliability and resiliency investments 7 $650

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Credit Facilities $650 Letters of Credit $145 Total Liquidity: $905 million as of March 31, 2022 (dollars in millions) Cash $110 Liquidity and financing Expected 2022 financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt - - $250 - Short-term debt - - - - 8

Resource planning and procurement

2021 RFP

PGE is seeking up to approximately 1,000 MW of renewable and non-emitting resources, consisting of:

- **375 to 500 MW** of renewables
- **375 MW** of non-emitting capacity
- **100 MW** of renewables in support of the Green Future Impact program's PGE supply option

RFP Timeline

✓ **December 2021** Final RFP issued
✓ **January 2022** Bids submitted
✓ **April 2022** Shortlist published
❑ **May 2022** Submit request for acknowledgement of final shortlist to OPUC
❑ **July 2022** Target acknowledgement of shortlist by OPUC
❑ **Q3 2022** Commence negotiations with bidders upon shortlist acknowledgement
❑ **Q4 2022** Expected execution of final contracts with winning bidders
❑ **Year-end 2024** Projects expected to be in-service*

*Pumped storage projects can come online by December 31, 2027

PGE
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